UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 4, 2006

FARO Technologies, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Technology Park, Lake Mary, Florida		32746

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 333-9911

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02          Departure of Principal Officer; Appointment of Principal Officer

ITEM 7.01          Regulation FD Disclosure.

On December 4, 2006, FARO Technologies, Inc. announced that Jay W. Freeland will become President and Chief Executive Officer effective immediately.  Mr. Freeland has been serving as President and Co-CEO since January 2006 and was previously President and Chief Operating Officer since November 2004.   He is also a member of the Company’s Board of Directors.  Simon Raab, who has been serving as Chairman and Co-CEO since January 2006 and as Chairman and Chief Executive Officer since co-founding the company in 1982, will remain on the Board of Directors as non-Executive Chairman.  The transition is consistent with the Company’s previously announced succession plan.

Item 9.01          Exhibits.

(d)          Exhibits

99.1        Press release dated as of December 4, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

(Registrant)

Date December 4, 2006
/s/ Jay Freeland

Jay Freeland
Chief Executive Officer